Exhibit 99.2 Q3 Results Presentation November 25, 2025 1

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, the information under 2025 Outlook, comments about Kohl's adequacy of capital resources, statements regarding our 2025 areas of focus and future initiatives, and statements regarding the impact of macroeconomic events and our response to such events, including tariffs. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K and Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2025, which are expressly incorporated herein by reference and other factors as may periodically be described in the Company’s filings with the SEC. Forward- looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP), including adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted EBITDA, adjusted EBITDAR, our leverage ratio (expressed as net debt + leases / EBITDAR), free cash flow, and adjusted free cash flow. These non-GAAP financial measures are provided as additional insight into our operational performance and do not purport to be substitutes for, or superior to, operating income, net income, diluted earnings per share, total debt and lease liabilities as reported on the balance sheet, or operating cash flow as measures of operating performance or liquidity. We believe these adjusted measures are useful, as they are more representative of our core business, enhance comparability across reporting periods and to industry peers, and align with the measures used by management to evaluate the Company’s performance. We caution investors that non-GAAP measures should not be viewed in isolation and should be evaluated in addition to, and not as an alternative for, our results reported in accordance with GAAP. Because companies may use different calculation methods, these measures may not be comparable to other similarly titled measures reported by other companies. A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is included in this presentation. 2

Table of Contents 2025 Areas of Focus 6 Q3 2025 Results 10 2025 Outlook 15 3

“We are pleased with Kohl’s third quarter results, marking a third consecutive quarter of delivering top-line and bottom-line performance ahead of our expectations. These results are a direct reflection of the progress we are making against our 2025 initiatives, reinforcing our confidence as we continue to move in the right direction. We are focused on building on this momentum, as we remain committed to delivering quality products, great value, and a frictionless experience to our customers in an uncertain macroeconomic environment. I am very proud of the work our team has accomplished to date, as we continue to operate our company with strong discipline, deliver solid cash flow generation, and maintain a healthy balance sheet. This will serve as a strong foundation as we reposition Kohl’s for future growth.” CHIEF EXECUTIVE OFFICER 4

Kohl's is building on a solid foundation Convenient Nationwide Great Product from Top Brands Omni-Channel Reach 1,153 Stores Largest department store 80% (1) chain in America of Americans live within 15 miles of a Kohl’s store 20M+ Delivering Great Value Active App Users 1,100+ (1) Sephora @ Kohl’s 60M+ 30M+ Customers Loyalty 28% Members Digital Penetration (1) Based on number of locations as of Q3 2025 All figures as of 2024 unless otherwise noted. 5

2025 AREAS OF FOCUS 6

Offer a Curated, More Balanced Assortment That Fulfills Needs Across All Customers Rebalance our assortment to provide improved brand clarity and purpose • Delivered positive growth in our Juniors and Petites categories, both essential components of our Women’s business, through investments made in key proprietary brands like Lauren Conrad, Simply Vera Vera Wang, and So.. • Improved clarity, reduced choice counts, and leaned into proprietary brands like FLX, Tek Gear, and Apt. 9 in our Men’s business, which helped improve overall Men’s performance Build on Success of Key Growth Initiatives • Completed our impulse queueing line rollout to over 600 stores in September, delivering over 40% sales growth in Q3 and offering a presence in nearly all stores • Launching MAC in over 850 of our Sephora stores in Spring of 2026 as the business continues to offer discovery, innovation, and newness to customers 7

Reestablish Kohl’s as a Leader in Value and Quality Elevating our Proprietary Brands • Proprietary brands are essential to the value Kohl’s offers, delivering exceptional quality and relevance our customers expect • Proprietary brands grew +1% in Q3 • Building on the success of established brands like FLX, which we introduced to our Kid's business, both online and in 300 stores, this September, with plans to expand more next year Enhancing our Promotional Strategy • Simplified our coupon-led promotional strategy by introducing two waves of brand inclusions earlier this year • Continue to see a positive impact to our Digital Channel, as this channel experiences elevated pricing transparency • Testing ways to increase customer awareness of the value we offer in stores through signage and graphics 8

Enhance our Omni-Channel Platform to Deliver a Frictionless Experience Optimizing Our Store Layout • Juniors and Accessories continue to benefit from their proximity to Sephora shops. Both categories delivered positive sales growth in Q3, capitalizing on cross-shopping from the Sephora customers. • Seeking additional opportunities to capture incremental sales and drive increased engagement through product flows and adjacency analyses Restoring Trip Assurance • Exited underperforming styles in Women’s and Intimates and reinvested in inventory of key sizes, which helped drive improved sales performance in both categories • Focused on enhancing inventory allocation to drive improved clarity and consistency within all lines of business Increasing Our Inspiration in Stores and Online • Elevate customer inspiration by adding brand support, in-store marketing, and visual presentation 9

Q3 2025 RESULTS 10

Q3 2025 Summary Key Takeaways • Q3 Net Sales declined (2.8%) versus Q3 2024 and Comparable Sales decreased (1.7%) • Gross Margin increased 51 bps to last year driven by greater penetration of proprietary brands, category mix benefits, and strong inventory management • SG&A expense declined (2.1%) to last year from tightly managed expenses in stores, marketing, and fulfillment. Additional benefit from credit revenue expense shifting into Other Revenue. • Adjusted Operating Income of $77 million and Adjusted Net Income of $11 million or $0.10 of Adjusted Earnings Per Diluted 1 Share 11 (1) Adjusted Operating Income, Adjusted Net Income, and Adjusted Diluted EPS are non-GAAP ﬁnancial measures. Reconciliations for these measures can be found in the Appendix. 11

(2.1%) Q3 2025 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Deleveraged (55 bps) vs Q3 2024 Increased 51 bps vs Q3 2024 $1,291M 39.6% 39.1% $1,263M % Total 34.8% 35.3% Revenue Q3 2024 Q3 2025 Q3 2024 Q3 2025 Q3 2025 Gross Margin Takeaways Q3 2025 SG&A Takeaways • Category mix benefit • Lower spending in stores, marketing, and fulfillment • Increased proprietary brand penetration • Shift from Credit Expense to Other Revenue • Strong inventory management 12

Adjusted Leverage Kohl’s reset leases on the balance sheet following the investment to roll out Sephora to all of our Stores (1) Net Debt + Leases to EBITDAR Leverage Rolling 12 months as of Q3 2025 • Current Balance Sheet / Lease Accounting is inflating our (Dollars in Millions) Unadjusted Adjusted Leverage Ratio (1) Adjusted EBITDA $ 1,209 $ 1,209 Rent Expense 271 271 Adjusted EBITDAR 1,480 1,480 • The balance sheet lease liability of $5.2B currently reflects the lease Current portion of long-term Debt 0 0 periods probable to be exercised, Borrowings under revolving credit facility 45 45 which averages 18 years Long-term Debt 1,522 1,522 Debt 1,567 1,567 • The lease payments for periods Less: Cash & Cash Equivalents (144) (144) actually exercised, is $2.4B, which Net Debt 1,423 1,423 averages 4 years Net Debt / EBITDA Leverage 1.2x 1.2x Contractually obligated payments for Finance & Financing Obligation Leases Current and long-term Fin Leases & Fin Obs 2,473 1,214 • When adjusting for the actual lease Contractually obligated payments for Current and long-term Operating Leases 2,762 1,176 Operating Leases periods exercised Kohl's Leverage Net Debt + Leases $ 6,658 $ 3,813 Ratio is reduced to 2.6x, down from the Unadjusted Ratio of 4.5x Net Debt + Leases / EBITDAR Leverage 4.5x 2.6x 13 (1) Adjusted EBITDA, Adjusted EBITDAR, and our Leverage Ratio (expressed as Net Debt + Leases / EBITDAR) are non-GAAP ﬁnancial measures of liquidity. Refer to the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Three Months Ended Consolidated Statement of Operations (Dollars in Millions) November 1, 2025 November 2, 2024 Net Sales $ 3,407 $ 3,507 Total Revenue 3,575 3,710 Gross Margin Rate 39.6% 39.1% SG&A 1,263 1,291 Depreciation 176 184 1 Adjusted Operating Income (Non-GAAP) 77 98 Interest Expense, net 75 76 (Benefit) for Income Taxes (9) 0 1 Adjusted Net Income (Non-GAAP) 11 22 1 Adjusted Diluted EPS (Non-GAAP) $ 0.10 $ 0.20 Net Income 8 22 Diluted EPS $ 0.07 $ 0.20 Q3 2025 Key Balance Sheet Items (Dollars in Millions) November 1, 2025 November 2, 2024 Key Metrics $ 144 $ 174 Cash and Cash Equivalents Merchandise Inventories 3,895 4,099 Accounts Payable 1,842 1,873 Borrowings under revolving credit facility 45 749 Current portion of Long-term debt 0 353 Long-term Debt 1,522 1,174 November 1, 2025 November 2, 2024 Key Cash Flow items (Dollars in Millions) Nine Months Ended Nine Months Ended Operating Cash Flow $ 630 $ 52 Capital Expenditures (308) (367) Free Cash Flow 322 (315) Finance lease and Financing Obligations (62) (62) Proceeds from Financing Obligations 10 1 1 Adjusted Free Cash Flow (Non-GAAP) $ 270 $ (376) (1) Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Adjusted Free Cash Flow are non-GAAP ﬁnancial measures. Reconciliation for Free Cash Flow and Adjusted Free Cash Flow is above. Reconciliations for the other measures 14 can be found in the Appendix

2025 OUTLOOK 15

2025 Holiday Preview • Well-positioned to deliver the great experience that customers expect in order to make Kohl’s a go-to destination for gifting and holiday shopping • Capitalize on gifting opportunities by leaning into Sephora and Jewelry gift sets, expanding our compelling holiday apparel assortment, and offering must-have toys • Curating a front of store display designed to inspire with thoughtful gifts for the family and seasonal decor • Delivering our seasonal inventory earlier to ensure we have the right products where they need to be for the shopping season • Amplifying our promotional strategy and rewards program to maximize customer engagement while providing exceptional value to our customers 16

Updated 2025 Financial Outlook METRIC FULL YEAR GUIDANCE Net Sales (3.5%) to (4%) vs. 2024 Comp Sales (2.5%) to (3%) Adjusted 3.1% to 3.2% 1 Operating Margin Adjusted $1.25 to $1.45 1 Diluted EPS Capital Allocation Outlook • Capex: Approximately $400 million • Dividend: $0.125 dividend payable on December 24, 2025 (1) The Company provides adjusted operating margin and adjusted diluted earnings per share on a non-GAAP basis and does not provide a reconciliation of the Company’s forward looking guidance to the most directly comparable GAAP ﬁnancial measures because of the 17 inherent diﬃculty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

Capital allocation priorities support our goals of optimizing balance sheet flexibility Invest in the Business Capex of approximately $400 million will include investments to complete the Sephora rollout, expand impulse queuing fixtures, and enhance omni- channel experience Optimizing Return of Cash We remain committed to returning capital to shareholders, with an annual cash dividend of $0.50 per share that supports continued balance sheet flexibility Reduce Debt Our focus is on rebuilding our cash balance, reducing our reliance on the revolver and capitalizing on opportunities to further reduce our debt and overall leverage Share Repurchases We intend to resume share repurchases over the long-term, using excess cash flow following an improvement in overall leverage 18

APPENDIX 19

Reconciliation 52 Weeks Ended Adjusted EBITDA November 1, 2025 (Dollars in Millions) Net Income (GAAP) $ 194 Provision for income taxes 41 Interest expense, net 303 Depreciation and amortization 709 (Gain) on legal settlement (129) Impairments, store closing and other costs 91 Adjusted EBITDA (Non-GAAP) $ 1,209 20

Reconciliation Operating Income Three Months Ended Nine Months Ended November 1, 2025 November 2, 2024 November 1, 2025 November 2, 2024 (Dollars in Millions) Net Income (GAAP) $ 8 $ 22 $ 147 $ 61 Benefit (provision) for Income Taxes (10) 0 36 1 Interest expense, net 75 76 229 245 Operating Income (GAAP) 73 98 412 307 (Gain) on legal settlement 0 0 (129) 0 Impairment, store closing and other costs 4 0 15 0 Adjusted Operating Income (Non-GAAP) $ 77 $ 98 $ 298 $ 307 21

Reconciliation Net Income Three Months Ended Nine Months Ended November 1, 2025 November 2, 2024 November 1, 2025 November 2, 2024 (Dollars in Millions) GAAP $ 8 $ 22 $ 147 $ 61 Impairments, store closing and other costs 4 0 15 0 (Gain) on legal settlement 0 0 (129) 0 Income tax impact of items noted above (1) 0 28 0 Adjusted (Non-GAAP) $ 11 $ 22 $ 61 $ 61 22

Reconciliation Diluted Earnings Per Share Three Months Ended Nine Months Ended November 1, 2025 November 2, 2024 November 1, 2025 November 2, 2024 GAAP $ 0.07 $ 0.20 $ 1.30 $ 0.55 Impairments, store closing and other costs 0.04 0.00 0.14 0.00 (Gain) on legal settlement 0.00 0.00 (1.14) 0.00 Income tax impact of items noted above (0.01) 0.00 0.24 0.00 Adjusted (Non-GAAP) $ 0.10 $ 0.20 $ 0.54 $ 0.55 23